SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 3, 2001

Date of report (Date of earliest event reported)

GalaGen Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-27976	41-1719104
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Carlson Parkway , Suite 301 Minnetonka, Minnesota	55305
(Address of Principal Executive Offices)	(Zip Code)

Telephone Number:  (952) 258-5500

(Registrant’s Telephone Number, Including Area Code)

                This amendment to Current Report on Form 8-K of GalaGen Inc. is filed for the purpose of filing the pro forma financial information required by Item 7(b).

Item 7.          Financial Statements and Exhibits.

          (b)       Pro Forma Financial Information

                                The following unaudited pro forma financial statements are attached hereto as Exhibit 99:

                      Pro Forma Balance Sheet as of June 30, 2001

                      Pro Forma Statement of Operations for the year ended December 31, 2000 and for the six months ended June 30, 2001

                      Notes to Pro Forma Financial Statements

          (c)       Exhibits

                      2    Asset Purchase Agreement by and between Hormel HealthLabs, Inc. and GalaGen Inc., dated as of August 2, 2001.

                      99  Pro Forma Financial Information

SIGNATURE

                Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 15, 2001

GALAGEN INC.
(Registrant)

By	/s/ Henry J. Cardello
Henry J. Cardello
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.

2	Asset Purchase Agreement by and between Hormel HealthLabs, Inc. and GalaGen Inc., dated as of August 2, 2001. (Previously filed.)

99	Pro Forma Financial Information